Principal Exchange-Traded Funds

Supplement dated March 31, 2017
to the Statement of Additional Information dated November 1, 2016
(as supplemented on November 15, 2016, December 16, 2016, January 30, 2017, and
March 17, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
In the Management Agreement section under Principal EDGE Active Income ETF, delete the second paragraph and the table for the Contractual Limits on Total Annual Fund Operating Expenses, and replace with the following:
PMC has contractually agreed to limit the Principal EDGE Active Income ETF's expenses (excluding interest expense, expenses related to fund investments, and other extraordinary expenses). The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis. The expenses borne by PMC are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds' exceeding the total operating expense limit. The operating expense limit and the agreement term are as follows:

Contractual Limit on Total Annual Fund Operating Expenses
Fund	Limit	Expiration
Principal EDGE Active Income ETF	0.65%	3/31/2018

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: Edge Asset Management, Inc. section, add the following information to the Other Accounts Managed and Ownership of Securities tables in alphabetical order (information for this portfolio manager is as of February 28, 2017.)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Gregory L. Tornga: Principal EDGE Active Income ETF
Registered investment companies	6	$9.3 billion	0	$0
Other pooled investment vehicles	2	$806.7 million	0	$0
Other accounts	1	$53.3 million	0	$0
Ownership of Securities

	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Gregory L. Tornga	Principal EDGE Active Income ETF	$1 - $10,000